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                                                                   Exhibit 10.30


[SAFECO SURETY LOGO]

                                             SAFECO Insurance Company of America

         Collateral Pledge Agreement         Surety Department
                                             Adams Building
                                             4634 154th Place Northeast
                                             Redmond, WA 98052

THIS AGREEMENT is made this 18th day of February, 2003

By the undersigned DB Capital Investors, LP.,

Fed. Tax No. 52-2046859.      Soc. Sec. No.______________________________

(herein called Depositor) in favor of any of the SAFECO Insurance Companies (SAFECO Insurance Company of America, General Insurance Company of America or First National Insurance Company of America, herein called Surety) for the purpose of pledging certain property as collateral security to Surety to protect it from all loss and expense by reason of the execution of the Bond(s) defined herein, including any renewals, extensions or replacements thereof.

DEFINITION OF BOND (S): Any and all bonds, undertakings or instruments of guarantee executed by Surety for the Depositor, any company subsidiary to or controlled by the Depositor (whether now owned or hereafter created or acquired) or any person, corporation, partnership, other business entity or combination thereof for whom bonds are requested by an officer, broker or agent of record or designated employee of the Depositor; any Bonds in consideration for which the collateral is pledged.

DESCRIPTION OF COLLATERAL PLEDGED TO SURETY:

Letter of Credit Number DBS-15080
Issuing Bank: Deutsche Bank AG, New York Branch
Letter of Credit Amount: $ 12,500,000.00

The above collateral may be increased, decreased, modified or replaced with the approval of the Surety according to the terms of this agreement.

IN CONSIDERATION of the execution of such Bond(s) and as an inducement to such execution by Surety, Depositor agrees to and authorizes Surety to act according to the provisions printed on page 2, which provisions are a part of this Agreement.

DB Capital Investors, L.P.
--------------------------
         DEPOSITOR

By: DB Capital Partners, L.P., its General Partner
By: DB Capital Partners, Inc., its General Partner

By: /s/ Frank Schiff                     Attest: /s/ Andrew Spring
    -------------------------------              -------------------------------
              (Signature)                                   (Signature)

Frank Schiff, Managing Director          Andrew Spring, Vice President
------------------------------------     ---------------------------------------
             (Name and Title)                        (Name and Title)

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The following provisions form a part of the undertaking by he Depositor set forth on page 1:

A)   With respect to the collateral pledged:

     (1) Surety may retain said collateral until its liability shall cease upon any Bond(s).

     (2) Surety may liquidate or draw on, in whole or in part, said collateral at its sole option:

          (a)  At any time Surety (in connection with any Bond(s)):

               (1) Pays any loss or expense (including reasonable attorneys' fees);

               (2) Incurs or is threatened with any liability for loss or expense;

               (3) Pays or incurs any expense in enforcing, collecting, covering protecting any of said collateral;

               (4) Makes demand for additional collateral as provided in paragraph D-3 hereof, which demand is not complied with within 5 days;

               (5)  Is owed any premiums on any Bond(s);

          (b)  At public or private sale:

               (1)  In whole or in part;

               (2)  At which Surety may be the purchaser;

               (3)  Without notice to Depositor;

               (4)  Free from any equity of redemption by Depositor;

               (5)  By assignment or other conveyance;

          (c) If such action is necessary to protect, preserve or maintain such collateral.

     (3)  Surety shall have no obligation, but may at its sole option:

          (a)  Collect principal, interest or dividends;

          (b)  Exercise any rights or options of the Depositor;

          (c)  Make presentment, demand or protest;

          (d)  Give notice of protest, nonacceptance or nonpayment;

          (e) Do anything for the protection, enforcement or collection of said collateral;

          (f) Extend or consent to extension of time for payment or maturity of any collateral;

          (g) Fill in all blanks in any transfers of collateral, powers of attorney or other documents delivered to it;

          (h) Register and hold any securities deposited with it as collateral hereunder in the name of a nominee of its choosing;

          (i)  Transfer to itself all or any part of said collateral

(B)  In the event of liquidation of or draw on said collateral by Surely:

     (1) Surety may apply, or hold for application, the proceeds thereof to repay any and all loss or expense (including reasonable attorneys' fees) paid, incurred or suffered by it:

          (a)  In connection with any Bond(s);

          (b)  For premiums due from principal with respect to any Bond(s);

          (c)  As referred to in paragraph D-1 hereof;

          (d)  In enforcing the terms of this Agreement;

          (e)  In sale of any collateral pledged hereunder;

     (2) Any collateral or proceeds of collateral remaining after the sums referred to in the foregoing paragraph B-1 have been paid, and after the liability of surety as referred to in paragraph A-1 has ceased, will be returned to Depositor or to any person legally authorized to receive them. However, remaining funds derived by Surety from drawing on a letter of credit shall be returned to the issuing bank.

(C)  Surety shall not be liable for:

     (1)  Depreciation of said collateral;

     (2)  Investment or reinvestment of said collateral;

     (3)  Any failure to perform any of the acts permitted by paragraph A-3.

(D)  Depositor shall, upon request of Surety:

     (1)  Repay Surety all reasonable sums which Surety may expend or incur:

          (a) In enforcing, collecting, conserving or protecting any collateral;

          (b) In transfer, registration or delivery of said collateral by Surely or its nominee;

     (2)  Execute all instruments necessary to carry out this Agreement;

     (3) If the total market value of said collateral shall at any time depreciate to a value less than the present market value, deposit with Surety additional collateral satisfactory to Surety, to offset the amount of any such depreciation in value.

(E)  General provisions:

     (1) Surety may permit Depositor to substitute other collateral, acceptable to Surely, for the collateral pledged hereunder. Such substitution shall be subject to a $250,00 service fee payable in advance to Surety.

     (2) All of the terms of this Agreement shall govern any substituted or additional collateral.

     (3) Surety shall not be obliged to exhaust its recourse against the principal on any Bond(s) or any indemnitor, but may resort to the collateral hereunder, without recourse to such parties

     (4) Depositor waives any and all defenses based on the taking or release of other indemnity or collateral.

     (5) Surety's nominee shall have the same rights as Surety hereunder upon Surety's direction

                                  Page 2 of 2

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DB CAPITAL INVESTORS L.P.

By: DB Capital Partners, L.P., its General Partner

By: DB Capital Partners, Inc., its General Partner

By: /s/ Frank Schiff
    ----------------------
Name: FRANK SCHIFF
Its: MANAGING DIRECTOR

                   [SIGNATURE PAGE TO REIMBURSEMENT AGREEMENT]